                                                                   EXHIBIT 10.14



                                    FORM OF

                         REGISTRATION RIGHTS AGREEMENT


                                     AMONG

                           PRIME GROUP REALTY TRUST

                           PRIME GROUP REALTY, L.P.

                             THE PRIME GROUP, INC.

                      PRIMESTONE INVESTMENT PARTNERS L.P.

                                      and

                       THE OTHER INVESTORS NAMED HEREIN

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This REGISTRATION RIGHTS AGREEMENT is made as of the __ day of _____, 1997 (this "Agreement"), among PRIME GROUP REALTY TRUST, a Maryland real estate investment trust (the "Company"), PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Partnership"), LA SALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated June 15, 1982 and known as Trust No. 10-40113-09, LA SALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated September 7, 1994 and known as Trust No. 11-9051, LA SALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated March 30, 1984 and known as Trust No. 11-107825, LA SALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1358, LA SALLE NATIONAL TRUST, N.A., not personally, but solely s Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1357, LA SALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated January 17, 1974 and known as Trust No. 286-34, LA SALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated October 15, 1995 and known as Trust No. 11-9869, LA SALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated December 1, 1987 and known as Trust No. 11-2868, 310 ERA LIMITED PARTNERSHIP, an Illinois limited partnership, MAC ARTHUR DRIVE PROPERTIES, an Illinois limited partnership, CLE LIMITED PARTNERSHIP, an Illinois limited partnership, 500 LINDBERG LIMITED PARTNERSHIP, an Illinois limited partnership, 515 HUEHL LIMITED PARTNERSHIP, an Illinois limited partnership, 555 HUEHL LIMITED PARTNERSHIP, an Illinois limited partnership, SKY HARBOR ASSOCIATES, an
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Illinois limited partnership, 1001 TECHNOLOGY WAY, LLC, an Illinois limited liability company, THE GRANDVILLE ROAD LIMITED PARTNERSHIP, an Illinois limited partnership, by GRANDVILLE/NORTHWESTERN MANAGEMENT CORPORATION, an Illinois corporation, its General Partner, INDUSTRIAL BUILDING AND DEVELOPMENT COMPANY (the foregoing other than the Company and the Partnership being hereafter referred to collectively as a "Contributor"), PRIMESTONE INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("Primestone"), THE PRIME GROUP, INC., an Illinois corporation ("Prime"), the affiliates of Prime set forth on Exhibit A hereto and the Permitted Transferees (as defined below) of each of the foregoing entities (such entities or Permitted Transferees are sometimes referred to herein individually as an "Investor" and collectively as the "Investors"). Jeffrey Patterson is referred to herein as a "Management Investor".

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Investors and the Management Investor will hold the limited partnership interests in the Partnership set forth in Exhibit A hereto (the "Common Units"), which Common Units may be exchanged for common shares of beneficial interest of the Company (the "Common Shares") pursuant to certain exchange rights set forth on Exhibit C to that certain Amended and Restated Agreement of Limited Partnership of Prime Group Realty, L.P., dated ____________, 1997 (the "Partnership Agreement"); and

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     WHEREAS, the Company has agreed to provide the Investors and the Management
Investor with certain registration rights as set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS
                              -------------------
     1.1. "Agreement" is defined in the first paragraph of this Agreement.

     1.2. "Blackout Termination Right" is defined in Section 5.3(b) hereof.

     1.3. "Business Day" means any day on which the New York Stock Exchange is open for trading.

     1.4. "Company" is defined in the first paragraph of this Agreement.

     1.5. "Contributor" is defined in the first paragraph of this Agreement.

     1.6. "Contributor Investor Group" means collectively the Contributor and their Permitted Transferees.

     1.7. "Effectiveness Period" is defined in Section 4.3 hereof.

     1.8. "Eligible Securities" means all or any portion of the Common Shares acquired by the Investors and the Management Investor upon exchange of the Common Units. As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such

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securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (ii) such securities are permitted to be disposed of pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act as confirmed in a written opinion of counsel to the Company addressed to the Investors and the Management Investor, (iii) such securities shall have been otherwise transferred pursuant to Rule 144 (or any successor rule) or pursuant to another applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act or (iv) such securities are no longer outstanding.

     1.9. "Information Blackout" is defined in Section 5.3(a) hereof.

     1.10. "Investor Group" means any of the Contributor Investor Group, the Primestone Investor Group or the Prime Investor Group.

     1.11. "Investor" means any of the Contributors, the Primestone Investor Group and the Prime Investor Group, and any of their Permitted Transferees.

     1.12. "IPO" means the Company's initial public offering of Common Shares and any other capital stock of the Company offered simultaneously with the Common Shares.

     1.13. "IPO Date" means the date of the final prospectus used by the Company in the IPO.

     1.14. "Lock-Up Agreements" means (i) the Lock-Up Agreement, dated _________, 1997, among the Prime Investor Group and the Underwriter, (ii) the Lock-Up Agreement, dated__________, 1997, among the Contributor and the Underwriter, (iii) the Lock-Up Agreement,

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dated ________, 1997, among the Management Investor and the Underwriter, and
(iv) the Lock-Up Agreement, dated ________, 1997 among Primestone Investor Group and the Underwriter.

     1.15. "Management Investor" is defined in the first paragraph of this Agreement.

     1.16. "Partnership" is defined in the first paragraph of this Agreement.

     1.17. "Partnership Agreement" means that certain Amended and Restated Agreement of Limited Partnership of Prime Group Realty, L.P., dated ________, 1997.

     1.18.  "Participating Investor" is defined in Section 3.3(a) hereof.

     1.19. "Person" means an individual, a partnership (general or limited), corporation, real estate investment trust, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

     1.20. "Permitted Transferees" with respect to each Investor means the Persons which qualify as Qualified Transferees under the Partnership Agreement.

     1.21.  "Prime" is defined in the first paragraph of this Agreement.

     1.22.  "Primestone" is defined in the first paragraph of this Agreement.

     1.23. "Prime Investor Group" means collectively Prime, the affiliates of Prime set forth on Exhibit A hereto and their Permitted Transferees.

     1.24. "Primestone Investor Group" mean collectively Primestone and its Permitted Transferees.

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     1.25.  "Primestone Registration" means at any time after the occurrence of the Twelve Month Date the request for registration under the Securities Act and the subsequent registration of all of the Eligible Securities requested by Primestone to be registered.

     1.26.  "Registration Date" is defined in Section 2.1 hereof.

     1.27. "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the Company's counsel(s) (United States and foreign), accountants and experts in connection with the registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities to be disposed of; and (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange or quotation system

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on which the Common Shares are then listed; provided, however, that Registration
Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities, SEC or blue sky registration fees attributable to Eligible
Securities or transfer taxes applicable to Eligible Securities.

     1.28. "Requesting Investor" means an Investor requesting registration of its Eligible Securities in accordance with the terms hereof.

     1.29.  "Sales Blackout Period" is defined in Section 5.3(a)(iii) hereof.

     1.30.  "SEC" means the United States Securities and Exchange Commission.

     1.31. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

     1.32. "Selling Investor" means the Requesting Investor and each Participating Investor or any Investor or Management Investor who has requested registration pursuant to Section 4.1 hereof, as applicable.

     1.33.  "Shelf Registration Statement" is defined in Section 4.3 hereof.

     1.34. "Twelve Month Date" means the date that is twelve months after the IPO Date, and if such date is not a Business Day, the next succeeding date that is a Business Day.

     1.35.  "Underwriter" means Prudential Securities Incorporated.

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                                 ARTICLE II
                      EFFECTIVENESS OF REGISTRATION RIGHTS
                      ------------------------------------

          SECTION 2.1 Effectiveness of Registration Rights. This Agreement shall become effective on the date hereof, provided, however, that the registration of any Eligible Securities pursuant to Articles 3 and 4 hereof by the Investors and Management Investor prior to the Twelve- Month Date (each such dates being hereinafter referred to as a "Registration Date"), shall be subject to the prior receipt of the written consent of the Company and the Underwriter to the waiver of the restrictions on transfer of the Common Shares held by the Investors or the Management Investor requesting such consent under the terms of the Partnership Agreement and their respective Lock-Up Agreements.

                                  ARTICLE III
                              REGISTRATION REQUEST
                              --------------------

          SECTION 3.1 Request. Upon written request from an Investor requesting that the Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Investor, which notice may be delivered at any time within three months prior to the Registration Date for the applicable Investor Group and which notice shall specify the intended method or methods of disposition of such Eligible Securities, the Company will use all reasonable efforts to effect (at the earliest possible date) the registration, under the Securities Act, of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such request; provided that:

                                      C-8
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          3.1.  if the Company shall have previously effected a registration with respect to Eligible Securities pursuant to Article 4 hereof, the Company shall not be required to effect a registration pursuant to this
     Article 3 until a period of one hundred twenty (120) days shall have elapsed from the effective date of the most recent such previous registration;

          3.2.  if, upon receipt of a registration request pursuant to this
     Article 3, the Company is advised in writing (with a copy to the Selling Investors) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with a public offering of securities by the Company that, in such firm's opinion, a registration at the time and on the terms requested would materially adversely affect such public offering of securities by the Company (other than an offering in connection with employee benefit and similar plans) (a "Company Offering") that prior to the receipt of the notice by the Requesting Investor had been contemplated by the Company's Board of Trustees to be filed (and which is in fact filed) within sixty (60) days of receipt of the notice by the Requesting Investors, the Company shall not be required to effect a registration pursuant to this Article 3 until the earliest of (i) three months after the completion of such Company Offering,
     (ii) the termination of any blackout period, if any, required by the underwriters to be applicable to the Selling Investors in connection with such Company Offering and agreed to in writing by the Selling Investors,
     (iii) promptly after abandonment of such Company Offering or (iv) four months after the date of written notice requesting registration from the Investor who initially requested registration;

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

          3.3.  if, while a registration request is pending pursuant to this
     Article 3, the Company determines in the good faith judgment of the Board of Trustees of the Company, with the advice of counsel, that the filing of a registration statement would require the disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other comparable transaction, the Company shall deliver a certificate to such effect signed by its Chief Executive Officer, President, or any Executive Vice President to the Selling Investors, and the Company shall not be required to effect a registration pursuant to this Article 3 until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 60 days after the Company makes such good faith determination; and

          3.4. the Company shall not be required to effect (i) more than two registrations pursuant to this Article 3 in any calendar year per each Investor Group and (ii) a registration of Eligible Securities, the Fair Market Value of which on the date of the registration request (determined as set forth in the Partnership Agreement) is less than $_______ million. No registration of Eligible Securities under this Article 3 shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article 4 hereof.

     SECTION 3.2 Registration Expenses. With respect to the registrations requested pursuant to this Article 3 and any registration arising from an exercise of a Blackout Termination Right (as defined below), the Company shall pay all Registration Expenses.

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

     SECTION 3.3 Other Investor Shares. (a) Upon receipt of the written notice from a Requesting Investor, the Company shall give written notice to each other Investor and to the Management Investor. Subject to Section 3.3(b) hereof, the Company shall be required to cause the registration of securities for sale for the account of any Investor or the Management Investor (the "Participating Investor") in any registration of Eligible Securities requested pursuant to this
Article 3 who has delivered written notice to the Company within fifteen (15) Business Days of the date of receipt by such Participating Investor of the above-referenced written notice from the Company (which notice from the Participating Investor to the Company shall specify the number of shares to be disposed of and the intended method of disposition); provided, that the Company shall not be required to cause the registration of all of the securities requested to be registered by Participating Investors if the Requesting Investor is advised in writing (with a copy to the Company) by a nationally recognized independent investment banking firm selected by the Requesting Investors (or as determined by Section 3.3(c)) that, in such firm's opinion, registration of all of such securities would materially adversely affect the offering and sale of Eligible Securities then contemplated by the Requesting Investor.

          (b) If the Company cannot, pursuant to the terms of this Section 3.3, register all of the shares requested to be registered, the Company shall register the Maximum Amount (as defined below), and, other than for a Primestone Registration, such amount shall be allocated between the Contributor Investor Group, the Primestone Investor Group and the Prime Investor Group, pro rata according to the number of shares for which registration was initially requested by each Investor Group without giving any effect to any shares requested to be registered by the

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Management Investor.  The amount allocated to each Investor Group shall be further allocated to each Selling Investor within such Investor Group pro rata according to the number of shares for which registration was initially requested by each Selling Investor within such Investor Group. Solely for purposes of the preceding sentence, the Management Investor shall be treated as a Selling Investor within the Prime Investor Group. Notwithstanding the foregoing, in the event the Requesting Investor is Primestone requesting a Primestone Registration, then the amount of Eligible Securities which the Contributor Investor Group, Prime Investor Group and the Management Investor shall be allowed to register shall be the Maximum Amount less the number of Eligible Securities requested to be registered by Primestone in the Primestone Registration. For purposes of this Section 3.3, "Maximum Amount" shall mean the largest number of shares (if any) that, in the opinion of the nationally recognized underwriter selected by the Requesting Investor (or as determined by Section 3.3(c) hereof), for purposes of Section 3.3(a) hereof, could be offered to the public without materially adversely affecting the offering and sale of Eligible Securities as then contemplated by the Selling Investors.


          (c) In the event that more than one Investor exercises registration rights on the same day, the Investor who requested a registration of the larger number of shares on such day shall be entitled to select the lead underwriter for such registered offering (if such offering will be underwritten). In all other cases, the first Investor to exercise registration rights with respect to any particular registration demand shall be entitled to select the lead underwriter for such registered offering (if such offering will be underwritten).

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

          Notwithstanding this Article 3, each Selling Investor may elect, in writing prior to the effective date of the registration statement filed in connection with a registration under this Article 3, not to register its Eligible Securities in connection with such registration; provided, that if such Selling Investor is one of the Requesting Investors, such Selling Investor will be deemed to have used one of the two rights each year to request registration of Eligible Securities under this Article 3 allocated to the Investor Group of which it is a member pursuant to Section 3.1(d) hereof.

                                   ARTICLE IV

                            INCIDENTAL REGISTRATION
                            -----------------------

     SECTION 4.1 Notice and Registration. If the Company proposes to register any Common Shares, any equity securities exercisable for, convertible into or exchangeable for Common Shares, or other securities issued by it having terms substantially similar to Eligible Securities ("Other Securities") for public sale under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person) on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to the Investors and the Management Investor of its intention to do so, and upon the written request of any Investor or the Management Investor delivered to the Company within fifteen (15) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by such Investor or Management Investor and the intended method of disposition thereof), the Company will use all reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible

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

Securities which the Company has been so requested to register by the Selling Investor(s), to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered; provided that:

          4.1. if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to the Investors and the Management Investor and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 4.2 hereof), without prejudice, however, to the rights (if any) of the Investors immediately to request that such registration be effected as a registration under Article 3 hereof;

          4.2. The Company will not be required to effect any registration pursuant to this Article 4 if the Company shall have been advised in writing (with a copy to the Selling Investors) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm's opinion, a registration of Eligible Securities requested to be registered at that time would materially and adversely affect the Company's own scheduled offering of Other Securities; provided, however, that if an offering of some but not all of the Eligible Securities requested to be registered by the Investor(s) and the

     Management Investor would not materially adversely affect the Company's offering of Other Securities, the aggregate number of Eligible Securities requested to be included in such offering by the Investors and the Management Investor shall be reduced pro rata according to the total number of Eligible Securities requested to be registered by such Persons;

          4.3. The Company shall not be required to effect any registration of Eligible Securities under this Article 4 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or share options or other employee benefit plans.

          4.4. Notwithstanding any request under Section 4.1(a) hereof, a Selling Investor may elect in writing prior to the effective date of a registration under this Article 4, not to register its Eligible Securities in connection with such registration.

          4.5.  No registration of Eligible Securities effected under this
     Article 4 shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article 3 hereof.

     SECTION 4.2 Registration Expenses. The Company shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 4.

     SECTION 4.3  Shelf Registration Statement

          (a) Shelf Registration Statement. The Company shall as promptly as reasonably practicable subsequent to the Twelve Month Date file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Eligible Securities (the "Shelf Registration Statement"). If the Shelf Registration Statement shall be on the appropriate form permitting registration of such Eligible Securities for resale by Investors in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company will notify each Investor when such Shelf Registration Statement has become effective.

          The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing of the Shelf Registration Statement and (subject to compliance with the restrictions on registrations set forth in Articles III and IV hereof which shall be applicable with respect to the Shelf Registration) to keep the Shelf Registration Statement continuously effective under the Securities Act until the date which is two and one half years from the date of its initial effectiveness ("Effectiveness Period"), or such period ending when all Eligible Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement.

          (b) Withdrawal of Stop Orders. If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c) Supplement and Amendments. The Company shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act.

                                   ARTICLE V

                            REGISTRATION PROCEDURES
                            -----------------------

          SECTION 5.1 Registration and Qualification. If and whenever the Company is required to use all reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Articles 3 or 4 hereof, the Company will, as promptly as is practicable:

          5.1. prepare, file and use all reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

          5.2. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Investors set forth in such registration statement or the expiration of twelve months after such Registration Statement becomes effective;

          5.3. furnish to the Selling Investors and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Selling Investors or such underwriter may reasonably request;

          5.4. use all reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Selling Investors or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by the Selling Investors or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

          5.5. use all reasonable efforts to list the Eligible Securities on each national securities exchange or quotation system on which the Common Shares are then listed, if the listing of such securities is then permitted under the rules of such exchange;

          5.6. (i) furnish to the Selling Investors an opinion of counsel for the Company, addressed to them, dated the date of the closing under the underwriting agreement, and (ii) upon such Selling Investor's request, use all reasonable efforts to furnish to the Selling Investors a "comfort letter" signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to them; provided that with respect to such opinion and "comfort letter," the following shall apply: (A) the opinion and "comfort letter" shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Investors may reasonably request; and (B) the "comfort letter" also shall cover events subsequent to the date of such financial statements; and

          5.7. notify the Selling Investors immediately upon the happening of any event as a result of which a prospectus included in a registration statement, relating to a registration pursuant to Article 3 or 4 hereof, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of the Selling Investors prepare and furnish to the Selling Investors as many copies of a supplement to or an amendment of such prospectus as the Selling Investors reasonably request so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company may require the Selling Investors to furnish the Company such information regarding the Selling Investors and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration. Failure of the Selling Investors to provide such information will relieve the Company of its obligation to register such Selling Investor's Eligible Securities.

     SECTION 5.2 Underwriting. (a) If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration described in this Agreement, the Company will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 7 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5.1(f) hereof. The holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Eligible Securities.

          (b) In the event that any registration pursuant to Article 4 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to Article 4 hereof to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Company and the Selling

Investors and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 7 hereof. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Eligible Securities.

     SECTION 5.3 Blackout Periods. (a) At any time when a registration statement effected pursuant to Article 3 hereof relating to Eligible Securities is effective, upon written notice from the Company to the Selling Investors that the Company determines in the good faith judgment of the Board of Trustees of the Company, with the advice of counsel, that the Selling Investors' sale of Eligible Securities pursuant to the registration statement would require disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company (an "Information Blackout"), the Selling Investors shall suspend sales of Eligible Securities pursuant to such registration statement until the earliest of:

               (b) the date upon which such material information is disclosed to the public or ceases to be material;

               (c) 60 days after the Company makes a good faith determination that such material information ceases to be material; and

               (d) such time as the Company notifies the Selling Investors that sales pursuant to such registration statement may be resumed.

(The number of days from such suspension of sales by the Selling Investors until the day when such sales may be resumed under clause (i), (ii) or (iii) hereof is hereinafter called a "Sales Blackout Period".)

          (b) Any delivery by the Company of notice of an Information Blackout during the 90 days immediately following effectiveness of any registration statement effected pursuant to Article 3 hereof shall give the Investors the right, by written notice to the Company within 20 Business Days after the end of such Sales Blackout Period, to cancel such registration and obtain one additional registration right during such calendar year (a "Blackout Termination Right") under Article 3 hereof.

          (c) If there is an Information Blackout and if the Investors do not exercise their cancellation right, if any, pursuant to Section 5.3(b) hereof, or, if such cancellation right is not available, the time period set forth in
Section 5.1(b) hereof shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

     SECTION 5.4 Qualification for Rule 144 Sales. The Company will take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) so as to enable the Investors or the Management Investor to sell Eligible Securities without registration under the Securities Act and, upon the written request of any Investor or the Management Investor, the Company will deliver to such Investor or Management Investor a written statement as to whether it has complied with such filing requirements.

                                  ARTICLE VI

                     PREPARATION; REASONABLE INVESTIGATION
                     -------------------------------------

     SECTION 6.1 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Eligible Securities under the Securities Act, the Company will give the Selling Investors and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers, counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Selling Investors and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                                  ARTICLE VII

                       INDEMNIFICATION AND CONTRIBUTION
                       --------------------------------

     SECTION 7.1 Indemnification. (a) In the event of any registration of Eligible Securities hereunder, the Company and the Partnership jointly and severally will, and hereby do, indemnify and hold harmless, each Selling Investor, its respective directors, trustees, officers, partners, agents, employees and affiliates and each other person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls each such Selling Investor or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company and the Partnership will reimburse each such Selling Investor and each such director, trustee, officer, partner, agent, employee or affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability, action, or proceeding; provided, however, that (i) the Company and the Partnership shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Selling Investor or underwriter specifically stating that it is for use in the preparation thereof and (ii) the Company and the Partnership shall not be liable to any person who participates as an underwriter in the offering or sale of Eligible Securities or any other person, if any, who controls or is controlled by such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of such underwriter's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Eligible Securities to such person if such statement or omission was corrected in such final prospectus.

          (b) Each Selling Investor severally will, and hereby does, indemnify and hold harmless the Company, its trustees, its officers who sign the registration statement, each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such Selling Investor to the Company through an instrument duly executed by or on behalf of such Selling Investor specifically stating that it is for use in preparation thereof.

          (c) Promptly after receipt by any indemnified party hereunder of notice of the commencement of any action or proceeding involving a claim referred to in paragraphs (a) or (b) of this Section 7.1, the indemnified party will notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under paragraphs (a) or (b) of this Section 7.1.

          (d) If for any reason the indemnity under this Section 7.1 is unavailable or is insufficient to hold harmless any indemnified party under paragraphs (a) or (b) of this Section 7.1, then the indemnifying parties shall contribute to the amount paid or payable to the indemnified party as a result of any loss, claim, expense, damage or liability (or actions or proceedings, whether commenced or threatened, in respect thereof), and legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such loss, claim, expense, damage, liability, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Investor and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, or if the allocation provided in the second preceding sentence provides a lesser sum to the indemnified party than the amount hereinbefore calculated, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph (d) of Section 7.1 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this paragraph (d) of Section 7.1.

          (e) Indemnification and contribution similar to that specified in this
Section 7.1 (with appropriate modifications) shall be given by the Company and the Partnership and the Selling Investors with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act.

          (f) Notwithstanding any other provision of this Section 7.1, to the extent that any director, trustee, officer, partner, agent, employee, affiliate, or other representative (current or former) of any indemnified party is a witness in any action or proceeding, the indemnifying party agrees to pay to the indemnified party all expenses reasonably incurred by, or on the behalf of, the indemnified party and such witness in connection therewith.

          (g) All legal and other expenses incurred by or on behalf of any Selling Investor in connection with investigating or defending any loss, claim, expense, damage, liability, action or proceeding shall be paid by the Company or the Partnership in advance of the final disposition of such investigation, defense, action or proceeding within twenty days after the receipt by the Company or the Partnership of a statement or statements from the Selling Investor requesting from time to time such payment, advance or advances. The entitlement of each Selling Investor to such payment or advancement of expenses shall include those incurred in connection with any action or proceeding by the Selling Investor seeking an adjudication or award in arbitration pursuant to this Section 7.1. Such statement or statements shall reasonably evidence such expenses incurred by the Selling Investor in connection therewith.

          (h) The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of any indemnified party to indemnification hereunder or create a presumption that any indemnified party violated any federal or state securities laws.

          (i) (i) In the event that advances are not made pursuant to this
Section 7.1 or payment has not otherwise been timely made, each indemnified party shall be entitled to seek a final adjudication in an appropriate court of competent jurisdiction of the entitlement of the indemnified party to indemnification or advances hereunder.

               (ii) The Company, the Partnership and the Selling Investors agree that they shall be precluded from asserting that the procedures and presumptions of this Section 7.1 are not valid, binding and enforceable. The Company, the Partnership and the Selling Investors further agree to stipulate in any such court that the Company, the Partnership, and the Selling Investors are bound by all the provisions of this Section 7.1 and are precluded from making any assertion to the contrary.

               (iii) To the extent deemed appropriate by the court, interest shall be paid by the indemnifying party to the indemnified party at a reasonable interest rate for amounts which the indemnifying party has not timely paid as the result of its indemnification and contribution obligations hereunder.

          (j) In the event that any indemnified party is a party to or intervenes in any proceeding in which the validity or enforceability of this
Section 7.1 is at issue or seeks an adjudication to enforce the rights of any indemnified party under, or to recover damages for breach of, this Section 7.1, the indemnified party, if the indemnified party prevails in whole in such action, shall be entitled to recover from the indemnifying party and shall be indemnified by the indemnifying party against, any expenses incurred by the indemnified party. If it is determined that the indemnified party is entitled to indemnification for part (but not all) of the indemnification so requested, expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which the indemnified party is entitled to indemnification and for such claims, issues or matters for which the indemnified party is not so entitled.

          (k) The indemnity agreements contained in this Section 7.1 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Eligible Securities by any Investor or the Management Investor.

                                 ARTICLE VIII
                        BENEFITS OF REGISTRATION RIGHTS
                        -------------------------------

     SECTION 8.1 Benefits of Registration Rights. Subject to the limitations of Sections 3.1 and 4.1 hereof, each member of the Contributor Investor Group and the Prime Investor Group, and their Permitted Transferees of Eligible Securities may severally or jointly exercise the registration rights hereunder in such proportion as they shall agree among themselves. No consent of any Investor shall be required for Permitted Transferees to exercise registration rights under this Agreement or otherwise to be entitled to the benefits of this Agreement as applicable to all Investors. The Management Investor may not transfer his rights under this Agreement to any other Person. The Company agrees that monetary damages would not compensate the Investors and Management Investor for a breach by the Company hereof and the Investors and the Management Investor shall be entitled to specific performance of this Agreement.

                                  ARTICLE IX
                                 MISCELLANEOUS
                                 -------------

     SECTION 9.1 Captions. The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

     SECTION 9.2 Severability. If any clause, provision or section of this Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

     SECTION 9.3 Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Maryland, without reference to its rules as to conflicts or choice of laws.

     SECTION 9.4 Modification and Amendment. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by all of the parties hereto.

     SECTION 9.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 9.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

     SECTION 9.7 Notices. All notices, requests, demands, consents and other communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices shall be deemed given when actually received, which shall be deemed to be not later than the next Business Day if sent by overnight courier or after five (5) Business Days if sent by mail. Notice to Investors and Management Investor shall be made to the address listed on the share transfer records of the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.


                                       PRIME GROUP REALTY TRUST


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       PRIME GROUP REALTY, L.P.
                                       By: Prime Group Realty Trust
                                             its general partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       THE PRIME GROUP, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       PRIME GROUP LIMITED PARTNERSHIP


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       PRIMESTONE INVESTMENT PARTNERS, L.P.


                                       By:
                                           -------------------------------------
                                       Its: Managing General Partner

                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       LA SALLE NATIONAL TRUST, N.A., not
                                       personally, but solely as Trustee under
                                       Trust Agreement dated June 15, 1982
                                       and known as Trust No. 10-40113-09


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       LA SALLE NATIONAL TRUST, N.A., not
                                       personally, but solely as Trustee under
                                       Trust Agreement dated September 7, 1994
                                       and known as Trust No. 11-9051


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       LA SALLE NATIONAL TRUST, N.A., not
                                       personally, but solely as Trustee under
                                       Trust Agreement dated March 30, 1984
                                       and known as Trust No. 11-107825


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       LA SALLE NATIONAL TRUST, N.A., not
                                       personally, but solely as Trustee under
                                       Trust Agreement dated August 1, 1986 and known as Trust No. 11-1358


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       LA SALLE NATIONAL TRUST, N.A., not
                                       personally, but solely as Trustee under
                                       Trust Agreement dated August 1, 1986 and known as Trust No. 11-1357


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       LA SALLE NATIONAL TRUST, N.A., not
                                       personally, but solely as Trustee under
                                       Trust Agreement dated January 17, 1974
                                       and known as Trust No. 286-34


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       LA SALLE NATIONAL TRUST, N.A., not
                                       personally, but solely as Trustee under
                                       Trust Agreement dated October 15, 1995
                                       and known as Trust No. 11-9869


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       LA SALLE NATIONAL TRUST, N.A., not
                                       personally, but solely as Trustee under
                                       Trust Agreement dated December 1, 1987
                                       and known as Trust No. 11-2868


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       310 ERA LIMITED PARTNERSHIP, an
                                       Illinois limited partnership


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    MAC ARTHUR DRIVE PROPERTIES, an
                                    Illinois limited partnership


                                    By:_____________________________
                                       Name:
                                       Title:



                                    CLE LIMITED PARTNERSHIP, an
                                    Illinois limited partnership


                                    By:_____________________________
                                       Name:
                                       Title:



                                    500 LINDBERG LIMITED PARTNERSHIP,
                                    an Illinois limited partnership


                                    By:_____________________________
                                       Name:
                                       Title:



                                    515 HUEHL LIMITED PARTNERSHIP,
                                    an Illinois limited partnership


                                    By:_____________________________
                                       Name:
                                       Title:

                                    555 HUEHL LIMITED PARTNERSHIP,
                                    an Illinois limited partnership


                                    By:_____________________________
                                       Name:
                                       Title:


                                    SKY HARBOR ASSOCIATES, an
                                    Illinois limited partnership


                                    By:_____________________________
                                       Name:
                                       Title:



                                    1001 TECHNOLOGY WAY, LLC, an
                                    Illinois limited liability company


                                    By:_____________________________
                                       Name:
                                       Title:



                                    THE GRANDVILLE ROAD LIMITED PARTNERSHIP, an
                                    Illinois limited partnership

                                    by   GRANDVILLE/NORTHWESTERN
                                         MANAGEMENT CORPORATION,
                                         an Illinois corporation, its
                                         General Partner


                                    By:_____________________________
                                       Name:
                                       Title:

                                    INDUSTRIAL BUILDING AND
                                    DEVELOPMENT COMPANY


                                    By:_____________________________
                                       Name:
                                       Title:


                                       _____________________________
                                           Jeffrey Patterson

                                   EXHIBIT A
                                   ---------

The Prime Group, Inc.                           ___ Common Units

Prime Group Limited Partnership                 ___ Common Units

CONTRIBUTOR                                     ___ Common Units

Jeffrey Patterson                               ___ Common Units

Primestone Investment Partners, L.P.            ___ Common Units

[Other Prime Affiliates]                        ___ Common Units